UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 24, 2011
CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
CSC HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York	11714

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 803-2300
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
SIGNATURES

Explanatory Note
This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on May 26, 2011 (the “Original Filing”) by Cablevision Systems Corporation (the “Company”) solely for the purpose of disclosing the Company’s decision as to how frequently it will hold stockholder advisory votes on the compensation of executive officers (the “Say on Pay Vote”). Except as set forth below, this Current Report on Form 8-K/A does not modify or update any other disclosure contained in the Original Filing.
Item 5.07. Submission of Matters to a Vote of Security Holders.
As previously reported in the Original Filing, at the Company’s 2011 annual meeting of stockholders, more than a majority of the holders of Cablevision NY Group Class A common stock and the holders of Cablevision NY Group Class B common stock, voting together as a single class, approved the advisory vote for a three-year frequency for the Say on Pay Vote as was recommended by the Company’s Board of Directors.
In light of such stockholder vote, the Company has determined that it will hold a Say on Pay Vote every three years at its annual stockholder meetings until the next required advisory vote on the frequency of the Say on Pay Vote.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Gregg G. Seibert
	Name:	Gregg G. Seibert
	Title:	Executive Vice President & Chief Financial Officer

Dated: October 10, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC (Registrant)
By:	/s/ Gregg G. Seibert
	Name:	Gregg G. Seibert
	Title:	Executive Vice President & Chief Financial Officer

Dated: October 10, 2011

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